Exhibit 21
Subsidiaries of Lodgian, Inc.

Entity	State of Inc.
12801 NWF Beverage Management, Inc.	TX
Albany Hotel, Inc.	FL
AMI Operating Partners, L.P.	DE
AMIOP Acquisition General Partner SPE Corp.	DE
Apico Hills. Inc.	PA
Apico Inns of Greentree, Inc.	PA
Apico Inns of Pennsylvania, Inc.	PA
Apico Inns of Pittsburgh, Inc.	PA
Apico Management Corp.	PA
Atlanta-Boston SPE, Inc.	GA
Brunswick Motel Enterprises, Inc.	GA
Columbus Hospitality Assocates, LP	FL
Courtyard Club	AR
Dedham Lodging Assocates I, LP	GA
Dedham Lodging SPE, Inc.	DE
Dothan Hospitality 3053, Inc.	AL
Dothan Hospitality 3071, Inc.	AL
East Washington Hospitality, LP	FL
Fort Wayne Hospitality Associates II, LP	FL
Gadsden Hospitality, Inc.	AL
Harrisburg Motel Enterprises, Inc.	PA
Hilton Head Motel Enterprises, Inc.	SC
Impac Holdings III, LLC	GA
Impac Hotel Group, LLC	GA
Impac Hotel Management, LLC	GA
Impac Hotels I, LLC	GA
Impac Hotels Member SPE, Inc.	DE
Impac Spe #2, Inc.	GA
Impac SPE #4, Inc.	GA
Impac SPE #6, Inc.	GA
Island Motel Enterprises, Inc.	GA
KDS Corporation	NV
Kinser Motel Enterprises, Inc.	IN
Lawrence Hospitality Associates, LP	KS
Little Rock Beverage Management, Inc.	AR
Little Rock Lodging Associates I, LP	GA
Lodgian Abeline Beverage Corp.	TX
Lodgian Abilene, L.P.	TX
Lodgian Abilene GP, Inc.	DE
Lodgian Acquisition, LLC	GA
Lodgian AMI, Inc.	MD
Lodgian Augusta LLC	DE
Lodgian Bridgeport LLC	DE
Lodgian Colchester LLC	DE
Lodgian Dallas Beverage Corp.	TX
Lodgian Denver LLC	DE
Lodgian Fairmont LLC	DE
Lodgian Financing Corp.	DE
Lodgian Financing Mezzanine, LLC	DE
Lodgian Hotel Acquisition, LLC	GA
Lodgian Hotels, Inc.	DE
Lodgian Hotels Fixed I, LLC	DE
Lodgian Hotels Fixed II, Inc.	MD
Lodgian Hotels Fixed II Borrower LLC	DE
Lodgian Hotels Fixed III, LLC	DE
Lodgian Hotels Fixed IV, LP	TX
Lodgian Hotels Fixed IV GP, Inc.	DE
Lodgian Hotels Floating, LLC	DE
Lodgian Lafayette LLC	DE
Lodgian Lancaster North, Inc.	PA
Lodgian Little Rock SPE, Inc.	DE
Lodgian Management Corp.	DE
Lodgian Memphis Property Owner, LLC	DE
Lodgian Mezzanine Fixed, LLC	DE
Lodgian Mezzanine Floating, LLC	DE
Lodgian Mezzanine Springing Member, Inc.	DE
Lodgian Mortgage Springing Member, Inc.	DE
Lodgian Mount Laurel, Inc.	NJ
Lodgian Ontario, Inc.	CA
Lodgian Pinehurst, LLC	GA
Lodgian Pinehurst Holdings, LLC	GA
Lodgian Tulsa LLC	DE
Lodgian York Market Street, Inc.	PA
Lodgian Valdosta, LLC	GA
Lodgian, Inc.	DE
Macon Hotel Associates LLC	MA
Macon Hotel Associates Manager, Inc.	GA
Manhattan Hospitality Associates, LP	KS
McKnight Motel, Inc.	PA
Melbourne Hospitality Associates, LP	FL
Minneapolis Motel Enterprises, Inc.	MN
Moon Airport Motel, Inc.	PA
New Orleans Airport Motel Associates, Ltd.	FL
New Orleans Airport Motel Enterprises, Inc.	LA
NH Motel Enterprises, Inc.	MI
Penmoco, Inc.	MI
Servico Cedar Rapids, Inc.	IA
Servico Centre Associates, Ltd.	FL
Servico Centre Condominium Association, Inc.	FL
Servico Colesville, Inc.	MD
Servico Columbia, Inc.	MD
Servico Columbus, Inc.	FL
Servico East Washington, Inc.	FL
Servico Fort Wayne II, Inc.	FL
Servico Fort Wayne, Inc.	FL
Servico Frisco, Inc.	CO
Servico Grand Island, Inc.	NY
Servico Hotels I, Inc.	FL
Servico Hotels II, Inc.	FL
Servico Hotels III, Inc.	FL
Servico Hotels IV, Inc.	FL
Servico Houston, Inc.	TX
Servico Jamestown, Inc.	NY
Servico Lansing, Inc.	MI
Servico Lawrence II, Inc.	KS
Servico Lawrence, Inc.	KS
Servico Manhattan II, Inc.	KS
Servico Manhattan, Inc.	KS
Servico Maryland, Inc.	MD
Servico Maryland Borrower LLC	DE
Servico Melbourne, Inc.	FL
Servico Metairie, Inc.	LA
Servico New York, Inc.	NY
Servico Niagara Falls, Inc.	NY
Servico Northwoods, Inc.	FL
Servico Operations Corporation	FL
Servico Palm Beach General Partner SPE, Inc.	DE
Servico Pensacola 7200, Inc.	DE
Servico Pensacola 7330, Inc.	DE
Servico Rolling Meadows, Inc.	IL
Servico Tucson, Inc.	AZ
Servico Windsor, Inc.	FL
Servico Winter Haven, Inc.	FL
Servico Worcester, Inc.	FL
Sharon Motel Enterprises, Inc.	PA
Sheffield Motel Enterprises, Inc.	AL
Council of Unit Owners of Silver Spring Plaza	MD
Sixteen Hotels, Inc.	MD
Washington Motel Enterprises, Inc.	PA
Wilpen, Inc.	PA
Worcester Hospitality Associates, LP	FL